UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: June 28, 2007
(Date of earliest event reported)

                Citicorp Residential Mortgage Trust Series 2007-2
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           (Exact name of issuing entity as specified in its charter)

                 Citicorp Residential Mortgage Securities, Inc.
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              (Exact name of depositor as specified in its charter)

                            Citicorp Trust Bank, fsb
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               (Exact name of sponsor as specified in its charter)

     New York                     333-132319-05                  Applied For
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 (State or other               (Commission File No.             (IRS Employer
 jurisdiction of                of issuing entity)            Identification No.
 incorporation                                                of issuing entity)
of issuing entity)

1000 Technology Drive, O'Fallon, Missouri                           63368
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Address of principal executive offices                            (Zip Code)

Depositor's telephone number, including area code            (636) 261-1313
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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated as of June 1, 2007 and the standard terms for pooling and servicing agreements, dated as of June 1, 2007 (together referred to as the "Pooling and Servicing Agreement"), among Citicorp Residential Mortgage Securities, Inc. (the "Company"), as depositor, CitiMortgage, Inc., as servicer and certificate administrator, U.S. Bank National Association, as trustee, and Citibank, N.A., as paying agent, certificate registrar and authenticating agent. The Pooling and Servicing Agreement governs the Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2007-2 (the "Certificates"), issued on June 28, 2007, including (i) the Class A-1a, Class A-1b, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (the "Offered Certificates"), having an aggregate initial principal balance of $836,739,000.00, and (ii) the Class CE and Class R Certificates (the "Non-Offered Certificates").

            The Offered Certificates were sold to Citigroup Global Markets Inc. pursuant to an underwriting agreement, dated June 20, 2007 (the "Underwriting Agreement"), among the Company, Citicorp Trust Bank, fsb and Citigroup Global Markets Inc. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

            The Non-Offered Certificates were retained by the Company.

            The mortgage loans underlying the Certificates were purchased by the Company from Citicorp Trust Bank, fsb pursuant to a mortgage loan purchase agreement, dated as of June 1, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and Citicorp Bank Trust, fsb. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.1.

ITEM 9.01   Financial Statements and Exhibits

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.               Description
-----------               -----------

      (1.1) Underwriting Agreement, dated June 20, 2007, among the Company, Citicorp Trust Bank, fsb and Citigroup Global Markets Inc.

      (4.1) Pooling and Servicing Agreement, dated as of June 1, 2007, among the Company, Citicorp Trust Bank, fsb, U.S. Bank National Association and Citibank, N.A.

      (10.1) Mortgage Loan Purchase Agreement, dated as of June 1, 2007, between the Company and Citicorp Trust Bank, fsb.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CITICORP RESIDENTIAL MORTGAGE
                                          SECURITIES, INC.

June 28, 2007

                                          By: /s/ Michael J. Tarpley
                                              ----------------------------------
                                              Michael J. Tarpley
                                              Assistant Secretary

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.  Description                                          Electronic (E)
-----------  -----------                                          --------------

     (1.1)   Underwriting Agreement, dated June 20, 2007, among   E
             the Company, Citicorp Trust Bank, fsb and Citigroup
             Global Markets Inc.

     (4.1)   Pooling and Servicing Agreement, dated as of June    E
             1, 2007, among the Company, Citicorp Trust Bank, fsb, U.S. Bank National Association and Citibank,
             N.A.

     (10.1)  Mortgage Loan Purchase Agreement, dated as of June   E
             1, 2007, between the Company and Citicorp Trust
             Bank, fsb.